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CUSIP NO.  N/A                     SCHEDULE 13D               Page 27 of 32
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                                    Exhibit A

                            JOINT FILING UNDERTAKING

      Pursuant to Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, each of the undersigned agree that the Schedule 13D, and any amendments thereto, filed with respect to the beneficial ownership by the undersigned of the equity securities of Mitel Networks Corporation is being filed on behalf of each of the undersigned.

Dated: May 3, 2004

                              EDGESTONE CAPITAL EQUITY FUND II-A, L.P.
                              BY ITS GENERAL PARTNER,
                              EDGESTONE CAPITAL EQUITY FUND II-A GP, L.P.
                              BY ITS GENERAL PARTNER,
                              EDGESTONE CAPITAL EQUITY FUND II-A GP, INC.

                              By:  /s/ Sandra Cowan
                                   ___________________________________________
                              Name: Sandra Cowan
                              Title: Executive Vice President

                              EDGESTONE CAPITAL EQUITY FUND II-US, L.P.
                              BY ITS GENERAL PARTNER,
                              EDGESTONE CAPITAL EQUITY FUND II-US GP, L.P.
                              BY ITS GENERAL PARTNER,
                              EDGESTONE CAPITAL EQUITY FUND II-US MAIN GP, INC.

                              By:  /s/ Sandra Cowan
                                   ___________________________________________
                              Name: Sandra Cowan
                              Title: Executive Vice President

                              EDGESTONE CAPITAL EQUITY FUND II-US-INST., L.P.
                              BY ITS GENERAL PARTNER,
                              EDGESTONE CAPITAL EQUITY FUND II-US-INST. GP, L.P. BY ITS GENERAL PARTNER,
                              EDGESTONE CAPITAL EQUITY FUND II-US-INST. GP, INC.

                              By:  /s/ Sandra Cowan
                                   ___________________________________________
                              Name: Sandra Cowan
                              Title: Executive Vice President

------------------------                                ------------------------
CUSIP NO.  N/A                     SCHEDULE 13D               Page 28 of 32
------------------------                                ------------------------


                              NATIONAL BANK FINANCIAL & CO. INC.

                              By:  /s/ Lawrence Haber
                                   ___________________________________________
                              Name: Lawrence Haber
                              Title: Executive Vice President

                              EDGESTONE CAPITAL EQUITY FUND II-A GP, L.P.
                              BY ITS GENERAL PARTNER,
                              EDGESTONE CAPITAL EQUITY FUND II-A GP, INC.

                              By:  /s/ Sandra Cowan
                                   ___________________________________________
                              Name: Sandra Cowan
                              Title: Executive Vice President

                              EDGESTONE CAPITAL EQUITY FUND II-US GP, L.P.
                              BY ITS GENERAL PARTNER,
                              EDGESTONE CAPITAL EQUITY FUND II-US MAIN GP, INC.

                              By:  /s/ Sandra Cowan
                                   ___________________________________________
                              Name: Sandra Cowan
                              Title: Executive Vice President

                              EDGESTONE CAPITAL EQUITY FUND II-US-INST. GP, L.P. BY ITS GENERAL PARTNER,
                              EDGESTONE CAPITAL EQUITY FUND II-US-INST. GP, INC.

                              By:  /s/ Sandra Cowan
                                   ___________________________________________
                              Name: Sandra Cowan
                              Title: Executive Vice President

                              EDGESTONE CAPITAL EQUITY FUND II-A GP, INC.

                              By:  /s/ Sandra Cowan
                                   ___________________________________________
                              Name: Sandra Cowan
                              Title: Executive Vice President

                              EDGESTONE CAPITAL EQUITY FUND II-B GP, INC.

                              By:  /s/ Sandra Cowan
                                   ___________________________________________
                              Name: Sandra Cowan
                              Title: Executive Vice President

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CUSIP NO.  N/A                     SCHEDULE 13D               Page 29 of 32
------------------------                                ------------------------


                              EDGESTONE CAPITAL EQUITY FUND II-US MAIN GP, INC.

                              By:  /s/ Sandra Cowan
                                   ___________________________________________
                              Name: Sandra Cowan
                              Title: Executive Vice President

                              EDGESTONE CAPITAL EQUITY FUND II-US-INST. GP, INC.

                              By:  /s/ Guthrie J. Stewart
                                   ___________________________________________
                              Name: Guthrie J. Stewart
                              Title: Officer

                              /s/ Samuel L. Duboc
                              ------------------------------------------------
                              Samuel L. Duboc


                              /s/ Gilbert S. Palter
                              ------------------------------------------------
                              Gilbert S. Palter


                              /s/ Brian W. Kerdman
                              ------------------------------------------------
                              Bryan W. Kerdman


                              /s/ Sandra Cowan
                              ------------------------------------------------
                              Sandra Cowan